UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Center Square, Greencastle, Pennsylvania	17225
(Address of principal executive offices)	(Zip Code)

(717) 597-2137

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 7.01 Regulation FD Disclosure.

On November 14, 2008, Graystone Financial Corp. mailed a letter to its shareholders announcing the signing of a definitive agreement partnering Graystone Financial Corp. and Tower Bancorp, Inc.  A copy of the form of letter is furnished herewith as Exhibit 99.1.  On November 14, 2008, Tower Bancorp, Inc. posted customer questions and answers on their website containing information on the signing of a definitive agreement partnering Graystone Financial Corp. and Tower Bancorp, Inc.  A copy of the customer questions and answers is furnished herewith as Exhibit 99.2.

Item 8.01 Other Events.

The information in Item 7.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)                         Financial Statements and Exhibits

                                       None.

(b)                        Pro Forma Financial Information

                                       None.

(c)                         Shell Company Transactions.

                                       Not applicable.

(d)                     Exhibits.

Exhibit Number	Description
99.1	Form of Letter to shareholders of Graystone Financial Corp. dated November 14, 2008.
99.2	Customer questions and answers posted to website November 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Dated: November 14, 2008	/s/ Franklin T. Klink
Franklin T. Klink
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Form of Letter to shareholders of Graystone Financial Corp. dated November 14, 2008.
99.2	Customer questions and answers posted to website November 14, 2008.